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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 28, 1997

                         Access Financial Services Corp.
             (Exact name of registrant as specified in its charter)

          Delaware                     333-07837                 41-1768416
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(State or Other Jurisdiction       (Commission File           (I.R.S. Employer
     of Incorporation)                  Number)              Identification No.)

     400 Highway 169 South, Suite 400
        St. Louis Park, Minnesota                                  55426
 (Address of Principal Executive Offices)                        (Zip Code)

        Registrant's telephone number, including area code (612) 542-6500

                                    No Change
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          (Former name or former address, if changed since last report)

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Item 5. Other Events

Filing of Opinion of Dewey Ballantine with respect
to Certain Tax Matters
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     Access Financial Lending Corp. (the "Registrant") registered issuances of up to $1,500,000,000 principal amount of Mortgage Loan Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-07837) (the "Registration Statement"). Pursuant to the Registration Statement, Access Financial Mortgage Loan Trust 1996-4 (the "Trust") is issuing its Mortgage Loan Pass-Through Certificates, Series 1997-1 (the "Certificates"). This Current Report on Form 8-K is being filed to disclose the opinion of Dewey Ballantine, New York, New York, in connection with certain tax matters related to the creation of the Trust and the issuance of the Certificates.

     The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.


Exhibit No.          Description
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8.1 Opinion of Dewey Ballantine dated February 28, 1997 concerning tax matters.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         ACCESS FINANCIAL LENDING CORP.
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             as the Registrant and on behalf of Access
             Financial Mortgage Loan Trust 1997-1



         By:  /s/ Dan J. Cheever
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             Name:   Dan J. Cheever
             Title:  Chief Financial Officer and Secretary


Dated:   February 28, 1997

                                  Exhibit Index

                             Description of Exhibit


Exhibit No.         Description
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8.1 Opinion of Dewey Ballantine dated February 28, 1997 concerning tax matters.